EXHIBIT 10.1

AMJ GLOBAL TECHNOLOGY

2470 E Flamingo Rd Las Vegas Nevada 89121

Re: Investment in Common Stock of AMJ GLOBAL TECHNOLOGY., a Nevada corporation (the “Company”)

Dear Sirs:

The undersigned purchaser(s) (the “Purchaser(s)”) hereby subscribes for up to an aggregate total of 5 million shares of AMJT, $.001 par value per share (“Common Stock”), restricted as to transfer under Rule 144 and containing legends to that effect and subject to piggyback registration rights as described therein. The purchase price per share of AMJT Common Stock is U.S. $1.00, and good and other valuable consideration, the receipt of which is hereby acknowledged by the Company.

For the purpose of subscribing for such shares of Common Stock, and intending to be legally bound hereby, the Purchaser hereby agrees as follows to pay for this purchase by using 2,000,000 shares of DLMI at a agreed discounted price of $2.50 per share .

Name of Purchaser (s): See undersigned

Address of Purchaser (s): See Undersigned

Date of Subscription: Jan 27, 2025

Amount of Subscription and Purchase Price: Up to 5 million shares of common stock at a price of 1.00 (United States Dollars), and good and other valuable consideration.

Country of Residence: United States

1. Subscription for the Company’s Common Stock.

Upon the terms and conditions set forth herein, the Purchaser (s) hereby subscribes for and agrees to acquire the share s of Common Stock for the Purchase Price stated above (the "Subscription Price"). The Company acknowledges receipt of or credit to Purchaser(s) of the full amount of the Subscription Price. Upon acceptance of this Subscription Agreement by the Company in accordance with the provisions hereof, this Subscription Agreement shall become a binding contract between the parties hereto. The Purchaser(s) acknowledges that all documents, records and books pertaining to the investment contemplated hereby have been made available for inspection by the Purchaser and his attorney, accountant and purchaser representative, if any, and that the books and records of the Company will be available, upon request made by the Purchaser, upon reasonable notice to management of the Company, for inspection by the Purchaser and/or his representatives during reasonable business hours.

2. Acceptance of Subscription.

The Company acknowledges that this Subscription has been irrevocably accepted.

3. Certain Representations of the Purchaser.

The Purchaser hereby represents and warrants as follows to the Company and its management, and the Purchaser acknowledges that the Purchaser has full knowledge that such persons intend to rely on such representations and warranties:

(a) The Purchaser has read carefully and understands any and all information provided to him by the company, and has consulted his own attorney, accountant or purchaser representative with respect to the investment contemplated hereby and its suitability for the Purchaser.

(b) The Company has given to the Purchaser, during the course of this transaction and prior to the purchase of the shares of Common Stock, the opportunity to ask questions of, and to receive answers from management concerning the terms and conditions of this investment and to obtain any additional information necessary to verify information that was provided to the Purchaser, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense.

(c) The Purchaser is acquiring the shares of Common Stock without having been furnished any offering literature or prospectus other than any documents or answers to questions described in Section 3(b) above.

(d) The Purchaser is acquiring the shares of Common Stock legally and beneficially for his own account as principal, and only for investment and not with a view toward resale or other distribution thereof. Disposition authority for the shares of Common Stock will be held solely by the Purchaser.

(e) The Purchaser understands and agrees that the Purchaser must bear the economic risk of the investment contemplated hereby for an indefinite period of time; that the shares of Common Stock have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and therefore cannot be resold, and the Purchaser shall not attempt to resell any shares thereof, unless they are subsequently registered under the Securities Act or unless an exemption from such registration is available; that the Purchaser will not resell or otherwise dispose of all or any part of the share of Common Stock purchased by the Purchaser except as permitted by law, including, without limitation, any and all applicable provisions of this Agreement, the Securities Act and any regulations there under, and applicable state securities laws and regulations; and that the Company does not have any obligation to register, and does not have any present intention of registering, the shares of Common Stock under the Securities Act or of supplying any information which may be necessary to enable the Purchaser to sell the shares of Common Stock. All certificates and other documents issued in connection with the shares of Common Stock shall bear appropriate legends as to the restrictions on transfer.

(f) The Purchaser has adequate means of providing for his current needs and personal contingencies and has no need for liquidity in connection with the investment contemplated hereby. The Purchaser's overall commitment to investments which are not readily marketable is not disproportionate to the net worth of the Purchaser, and the Purchaser's investment in the shares of Common Stock will not cause such overall commitment to become excessive relative to Purchaser’s current needs, personal contingencies, and overall financial circumstances. The Purchaser recognizes that an investment in the Company involves certain risks, and the Purchaser has taken full cognizance of and fully understands all of the risk factors related to the purchase of the shares of Common Stock.

(g) The Purchaser has such knowledge and experience in financial and business matters that he, together with his purchaser representative(s), if any, is capable of evaluating the merits and risks of an investment in the Shares of Common Stocks.

(h) The Purchaser is familiar with the term “accredited investor” as such term is utilized in Regulation D promulgated under the Securities Act. The Purchaser represents and warrants that Purchaser is an accredited investor.

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4. Acknowledgments of the Purchaser

The Purchaser understands and acknowledges that no federal or state agency has made any finding or determination as to the suitability or reasonableness of an investment in the shares of Common Stock for public investment nor does any federal or state agency make any recommendation or endorsement of the investment described herein.

5. Registration. If the Company at any time proposes to register any of its securities under the Securities Act of 1933 for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-1, S-3 or another form not available for registering the Common Stock for sale to the public, each such time it will give at least thirty (30) days' prior written notice to the Purchaser or assignee of the shares of Common Stock of its intention to do so. Upon the written request of the Purchaser or assignee, received by the Company within fifteen (15) days after the giving of any such notice by the Company, the Company will cause the Common Stock as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Common Stock so registered by the Purchaser or assignee.

6. General.

This Subscription Agreement (a) shall be binding upon the Purchaser and the heirs, legal representatives, successors and assigns of the Purchaser, (b) shall be governed, construed and enforced in accordance with the laws of the State of Nevada(except insofar as affected by the state securities or "Blue Sky" laws of the jurisdiction in which the offering described herein may have been made to the Purchaser), and (c) shall survive the acceptance by the Company of this Subscription Agreement and the consummation of the offering contemplated hereby. Venue for dispute resolution in connection with this Subscription Agreement shall be in the Federal courts located in the City of Las Vegas, State of Nevada.

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IN WITNESS WHEREOF, the Purchaser(s) has executed this Subscription Agreement as of January 27th 2025

ACCEPTED By: Dr. Art Malone Jr

By:	/s/ Dr. Art Malone Jr
Name: Dr. Art Malone Jr
Title: CHMN PRES SECRETARY

SUBSCRIBER	SHARES PURCHASED

Name : JP MICHAEL LLC

Address:

/s/ William Michael Reynolds
Signature
By: William Michael Reynolds

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